                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                        HARTFORD HLS SERIES FUND II, INC.
                                   Including:
                       HARTFORD INVESTORS GROWTH HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                         HARTFORD GLOBAL EQUITY HLS FUND
                        HARTFORD SMALL CAP VALUE HLS FUND
                         HARTFORD MID CAP STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND

                                    CLASS IA

         This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund in question. The Funds' audited financial statements as of December 31, 2001 appearing in the Annual Report to Shareholders of Hartford HLS Series Fund II, Inc. are incorporated herein by reference. A free copy of the Annual Report and each prospectus is available upon request by writing to or calling: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, 1-800-862-6668.

Date of Prospectuses:  May 1, 2002
Date of Statement of Additional Information:  May 1, 2002


TABLE OF CONTENTS
                                                                                                                PAGE


GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES AND POLICIES................................................................................2
HLS FUND MANAGEMENT..............................................................................................14
INVESTMENT MANAGEMENT ARRANGEMENTS...............................................................................22
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................28
HLS FUND EXPENSES................................................................................................29
DISTRIBUTION ARRANGEMENTS........................................................................................30
PURCHASE AND REDEMPTION OF SHARES................................................................................30
SUSPENSION OF REDEMPTIONS........................................................................................30
DETERMINATION OF NET ASSET VALUE.................................................................................30
OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS....................................................................31
INVESTMENT PERFORMANCE...........................................................................................32
TAXES............................................................................................................37
CUSTODIAN........................................................................................................40
TRANSFER AGENT...................................................................................................40
DISTRIBUTOR......................................................................................................40
INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................40
OTHER INFORMATION................................................................................................40
FINANCIAL STATEMENTS.............................................................................................41
APPENDIX........................................................................................................A-1


                               GENERAL INFORMATION

         This SAI relates to twelve mutual funds (each an "HLS Fund" and together the "HLS Funds") which serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"). Each HLS Fund offers Class IA shares. In addition, four other HLS Funds (Hartford U.S. Government Securities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund and Hartford SmallCap Growth HLS Fund), which are included in a separate SAI, offer Class IB shares. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life and Accident Insurance Company ("Hartford Life") provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc., ("The Hartford") an insurance holding company with over $181.2 billion in assets as of December 31, 2001. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

         Each fund is an investment portfolio (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (the "Company") registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Company was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002, Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, the Funds were named as follows:


         PREVIOUS FUND NAME:                                  CURRENT FUND NAME:
         Fortis Multisector Bond Series                       Hartford Multisector HLS Fund
         Fortis American Leaders Series                       Hartford American Leaders HLS Fund
         Fortis Capital Opportunities Series                  Hartford Capital Opportunities HLS Fund
         Fortis Blue Chip Stock Series                        Hartford Blue Chip Stock HLS Fund
         Fortis Blue Chip Stock Series II                     Hartford Blue Chip Stock II HLS Fund
         Fortis International Stock Series                    Hartford International Stock HLS Fund
         Fortis International Stock Series II                 Hartford International Stock II HLS Fund
         Fortis Mid Cap Stock Series                          Hartford Mid Cap Stock HLS Fund
         Fortis Small Cap Value Series                        Hartford Small Cap Value HLS Fund
         Fortis Global Equity Series                          Hartford Global Equity HLS Fund
         Fortis Large Cap Growth Series                       Hartford Large Cap Growth HLS Fund
         Fortis Investors Growth Series                       Hartford Investors Growth HLS Fund

         Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each Fund, representing a fractional undivided interest in the Fund. Each fund is a diversified fund.

         The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes.

         The year of each HLS Fund's organization is as follows:

Multisector Bond HLS Fund                                  1995
American Leaders HLS Fund                                  2000
Capital Opportunities HLS Fund                             2000
Blue Chip Stock HLS Fund                                   1996
Blue Chip Stock II HLS Fund                                2000
International Stock HLS Fund                               1995
International Stock II HLS Fund                            1995
Mid Cap Stock HLS Fund                                     1998
Small Cap Value HLS Fund                                   1998
Global Equity HLS Fund                                     2000
Large Cap Growth HLS Fund                                  1998
Investors Growth HLS Fund                                  2000


                       INVESTMENT OBJECTIVES AND POLICIES

         Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.       FUNDAMENTAL RESTRICTIONS OF THE FUNDS

         Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, approval of a "majority of the outstanding voting securities" of an HLS Fund means the approval of the lesser of (1) the holders of 67% or more of the shares of an HLS Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the HLS Fund are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund.

         The investment objectives and principal investment strategies of the HLS Funds are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to the HLS Funds followed by certain non-fundamental restrictions and policies applicable to the HLS Funds.

         Each HLS Fund may not:

         1. Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.

         3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the HLS Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5. Purchase physical commodities or contracts relating to physical commodities.

         6. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         In addition, at least 75% of the value of an HLS Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the HLS Fund and to not more than 10% of the outstanding voting securities of such issuer.

B.       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

         The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

         (1) No HLS Fund will invest more than 15% of its net assets in illiquid securities.

         (2) International Stock HLS Fund will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery or forward commitment basis.)

         (3) Mid Cap Stock HLS Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the HLS Fund's transactions in futures contracts and related options.

         (4) Large Cap Growth HLS Fund will not sell a call option written by it if, as a result of the sale, the aggregate of the HLS Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the value of the HLS Fund's total assets.

         (5) Large Cap Growth HLS Fund will not invest more than 10% of its total assets in put and call options (including options on market indices).

         (6) Large Cap Growth HLS Fund will not purchase or sell options on stock index futures contracts.

         (7) Large Cap Growth HLS Fund will not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.

         (8) Large Cap Growth HLS Fund will not invest more than 20% of the value of its total assets in convertible securities.

         (9) Large Cap Growth HLS Fund will not invest more than 5% of the value of its total assets in rights or warrants that entitle the holder to buy equity securities.

         (10) Large Cap Growth HLS Fund will not invest more than 20% of the value of its total assets in securities of foreign issuers.

C.       NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

         Each HLS Fund must:

         1. Maintain its assets so that, at the close of each quarter of its taxable year,

                  (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

                  (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses.

         2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

                  (a) no more than 55% of the value of the assets in the HLS
                      Fund is represented by any one investment,

                  (b) no more than 70% of the value of the assets in the HLS
                      Fund is represented by any two investments,

                  (c) no more than 80% of the value of the assets in the HLS
                      Fund is represented by any three investments, and

                  (d) no more than 90% of the value of the total assets of the
                      HLS Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.       MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

         The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Fund's prospectuses. A further description of certain investment strategies of each HLS Fund is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time of investment.

         Certain descriptions in each prospectus and this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Fund may purchase are meant to describe the spectrum of investments that an HLS Fund's subadviser, in its discretion, might, but is not required to, use in managing an HLS Fund's portfolio assets in accordance with the HLS Fund's investment objective, policies, and restrictions. The subadviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

         MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES Each HLS Fund may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by the subadviser, subject to the overall supervision of HL Advisors. The HLS Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

         Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

         REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

         Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. The board of directors has delegated to each subadviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements

         Each HLS Fund's subadviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

         REVERSE REPURCHASE AGREEMENTS Multisector Bond HLS Fund, American Leaders HLS Fund, Capital Opportunities HLS Fund, Blue Chip Stock HLS Fund, Blue Chip Stock II HLS Fund, International Stock HLS Fund, International Stock II HLS Fund, Mid Cap Stock HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund may also enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, although Blue Chip Stock HLS Fund and International Stock II HLS Fund do not currently intend to make such investments. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value.

         DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (5) securities issued or guaranteed as to principal or interest by a foreign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

         INVESTMENT GRADE DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's or "AAA", "AA", "A" or "BBB" by S&P) (or, if unrated, securities of comparable quality as determined by the HLS Fund's subadviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the subadviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by the HLS Fund's subadviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

         HIGH YIELD-HIGH RISK SECURITIES Multisector Bond HLS Fund, American Leaders HLS Fund, Capital Opportunities HLS Fund and Blue Chip Stock HLS Fund may invest in securities rated lower than investment grade (commonly known as "high yield" or "junk" bonds). Securities rated below investment grade are commonly referred to as "high yield-high risk" securities or "junk bonds." Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, the subadviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

         MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

         The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

         ASSET-BACKED SECURITIES Each HLS Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

         EQUITY SECURITIES Each HLS Fund, except Multisector Bond HLS Fund, may invest all or a portion of their assets in equity securities (which include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common or preferred stock). In addition, these HLS Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Multisector Bond HLS Fund may invest in certain equity securities, but does not invest in common stocks.

         SMALL CAPITALIZATION SECURITIES All HLS Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

         FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

         Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs ARE traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the subadviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

         HLS Funds that are permitted to invest in securities of foreign issuers and non-dollar securities may invest in debt exchangeable for common stock, equity-linked notes ("ELNs") and similar equity-linked securities (e.g. zero-strike warrants) which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. ELNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, ELNs are subject to counterparty risk, which is the risk that the company issuing an ELN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of ELNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

         Multisector Bond HLS Fund, International Stock HLS Fund, International Stock II HLS Fund and Global Equity HLS Fund invest significantly in securities of foreign issuers. Multisector Bond HLS Fund may invest up to 40% of its total assets in securities of foreign governments or companies. Investors Growth HLS Fund and Capital Opportunities HLS Fund each may invest up to 35% of net assets in foreign securities. Blue Chip Stock II HLS Fund may invest up to 25% of its total assets in foreign securities. Blue Chip Stock HLS Fund may invest up to 20% of its total assets (excluding reserves) in foreign securities. American Leaders HLS Fund and Large Cap Growth HLS Fund may each invest up to 20% of their total assets in foreign securities. Small Cap Value HLS Fund may invest in foreign securities without limitation.

         Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in foreign government debt securities exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries OR the government authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

         From time to time, each HLS Fund that may invest in foreign securities may invest in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         CURRENCY TRANSACTIONS Each HLS Fund, except American Leaders HLS Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

         Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

         The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that a HLS Fund's subadviser deems to be creditworthy.

         Certain HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

         OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

         An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular HLS Fund holds in its portfolio or that it intends to purchase. For example, if an HLS Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if an HLS Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates.

         An HLS Fund may only write covered options. See "Asset Coverage" below.

         To hedge against fluctuations in currency exchange rates, an HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security position.

         The HLS Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. An HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. An HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. An HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with an HLS Fund's investment objectives and policies.

         Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

         To the extent that an HLS Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the HLS Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the HLS Fund has entered into. However, options which are currently exercisable may be excluded in computing the 5% limit.

         Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the subadviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that an HLS Fund would have been in a better position had it not used such a strategy.

         SWAP AGREEMENTS Each HLS Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.

         The HLS Funds will usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Fund's subadviser to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the subadviser believes are advantageous to such HLS Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on the subadviser's ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if the subadviser's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

         ILLIQUID SECURITIES AND OTHER INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or other investments. "Illiquid" securities or investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when the subadviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the board of directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if the subadviser deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

         DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, each HLS Fund, except Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund, may enter into "dollar rolls" in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the subadviser to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund's assets that are subject to market risk to an amount that is greater than the HLS Fund's net asset value, which could result in increased volatility of the price of the HLS Fund's shares.

         OTHER INVESTMENT COMPANIES Each HLS Fund is permitted to invest in other investment companies. The investment companies in which an HLS Fund would invest may or may not be registered under the 1940 Act. Small Cap Value HLS Fund may not invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission). Securities in certain countries are currently accessible to the HLS Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, an HLS Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the HLS Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the HLS Fund; or (3) more than 5% of the HLS Fund's assets would be invested in any one such investment company.

         Blue Chip Stock HLS Fund and International Stock II HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price (Blue Chip Stock HLS Fund's subadviser) and made available to clients of T. Rowe Price. The T. Rowe Price Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the T. Rowe Price Reserve Investment Fund. Multisector Bond HLS Fund may invest in shares that have AIM, the Fund's subadviser, or an affiliate of AIM as an investment adviser ("the Affiliated Money Market Funds"), provided that such purchases are in compliance with the 1940 Act. With respect to Multisector Bond HLS Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

         REITS Multisector Bond HLS Fund, American Leaders HLS Fund, Blue Chip Stock II HLS Fund, Mid Cap Stock HLS Fund and Small Cap Value HLS Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

         Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

         LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies," each of the HLS Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective HLS Fund. While the securities are on loan the borrower will pay the HLS Fund any income accruing thereon.

         Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by an HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

         ASSET COVERAGE To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

         BORROWING Each HLS Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.

         PORTFOLIO TURNOVER The portfolio rates for Capital Opportunities HLS Fund (102%) and Investors Growth HLS Fund (274%) were significantly higher in fiscal year 2001 than in fiscal year 2000 primarily because of market volatility and more active management approaches.

                                 FUND MANAGEMENT

         The Company has a board of directors that elect officers who are responsible for the day-to-day operations of the HLS Funds and that execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Company; the first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and its officers.


NON-INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                         TERM OF                                          PORTFOLIOS
    NAME, AGE AND           POSITION     OFFICE*                                           IN FUND          OTHER
       ADDRESS             HELD WITH   AND LENGTH         PRINCIPAL OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
                              THE        OF TIME            DURING PAST 5 YEARS          OVERSEEN BY       HELD BY
                            COMPANY      SERVED                                            DIRECTOR       DIRECTOR
-------------------------- ----------- ------------ ----------------------------------- ------------- ----------------

ALLEN R. FREEDMAN          Director    Since 1987   Director, Fortis, Inc.; prior to         24       Systems and
                                                    July 2000, Chairman & CEO,                        Computer
(age 61)                                            Fortis, Inc., and Managing                        Technology
                                                    Director of Fortis International,                 Corporation
One Chase Manhattan Plaza                           N.V.; director of Systems and
                                                    Computer Technology Corporation.
New York, New York

DR. ROBERT M. GAVIN        Director    Since 1986   Educational consultant; prior to         24             N/A
(age 61)                                            September 1, 2001, President,
380 Lone Pine Road                                  Cranbrook Education Community;
Bloomfield, Michigan                                prior to July 1996, President,
                                                    Macalester College, St. Paul, MN.

JEAN L. KING               Director    Since 1986   President, Communi-King, a               24             N/A
(age 57)                                            communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota

PHILLIP O. PETERSON        Director    Since 2000   Mutual fund industry consultant;         24             N/A
(age 57)                                            Partner of KPMG LLP, through June
11155 Kane Trail                                    1999.
Northfield, Minnesota

ROBB L. PRINCE             Director    Since 1986   Financial and employee benefit           24       Analysts
(age 60)                                            consultant; prior to July 1995,                   International
5108 Duggan Plaza                                   Vice President and Treasurer,                     Corporation
Edina, Minnesota                                    Jostens, Inc., a producer of
                                                    products and services for
                                                    youth, education, sports
                                                    award, and recognition
                                                    markets; director of
                                                    Analysts International




NON-INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                         TERM OF                                          PORTFOLIOS
    NAME, AGE AND           POSITION     OFFICE*                                           IN FUND          OTHER
       ADDRESS             HELD WITH   AND LENGTH         PRINCIPAL OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
                              THE        OF TIME            DURING PAST 5 YEARS          OVERSEEN BY       HELD BY
                            COMPANY      SERVED                                            DIRECTOR       DIRECTOR
-------------------------- ----------- ------------ ----------------------------------- ------------- ----------------
                                                    Corporation.

LEONARD J. SANTOW          Director    Since 1986   Principal, Griggs & Santow, Inc.,        24             N/A
(age 65)                                            economic and financial
75 Wall Street, 21st                                consultants.
Floor
New York, New York

NOEL F. SCHENKER           Director    Since 1996   Senior Vice President, Marketing         24             N/A
(age 48)                                            and New Business Development,
1908 W. 49th Street                                 Select Comfort Corporation, a
Minneapolis, Minnesota                              manufacturer, retailer and direct
                                                    merchant of airbeds and
                                                    sleep-related products;
                                                    prior to 2000, marketing
                                                    consultant; prior to 1996,
                                                    Senior Vice President,
                                                    Marketing and Strategic
                                                    Planning, Rollerblade, Inc.,
                                                    a manufacturer of in-line
                                                    skates and related gear and
                                                    accessories.

DR. LEMMA W. SENBET        Director    Since 2000   The William E. Mayer Professor of        24             N/A
(age 55)                                            Finance and Chair, Finance
4435 Van Munching Hall                              Department, University of
College Park, Maryland                              Maryland, College Park, MD;
                                                    consultant, international
                                                    financial institutions.


*Term of Office: Each director may serve until his or her successor is elected and qualifies. It is expected that shareholders of Hartford HLS Series Fund II, Inc. will be asked to elect new members of the board of directors in order to bring the membership of the board in line with the other mutual funds in the Hartford fund complex. As a result, it is possible that the term of most of the individuals listed above will end later this year.


OFFICERS AND INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                         TERM OF                                          PORTFOLIOS
    NAME, AGE AND           POSITION     OFFICE*                                           IN FUND          OTHER
       ADDRESS             HELD WITH   AND LENGTH         PRINCIPAL OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
                              THE        OF TIME            DURING PAST 5 YEARS          OVERSEEN BY       HELD BY
                            COMPANY      SERVED                                            DIRECTOR       DIRECTOR
-------------------------- ----------- ------------ ----------------------------------- ------------- ----------------

DAVID M. ZNAMIEROWSKI**     President    Since 2001  President of Hartford Investment        72             N/A
(age 41)                    and                      Management Company ("HIMCO") and
55 Farmington Avenue        Director                 Senior Vice President, Chief
Hartford, Connecticut                                Investment Officer and Director
                                                     of Investment Strategy for
                                                     Hartford Life, Inc.  Managing
                                                     Member and Senior Vice President
                                                     of Hartford Investment Financial
                                                     Services, LLC ("HIFSCO") and HL
                                                     Investment Advisors, LLC ("HL
                                                     Advisors").

ROBERT W. BELTZ, JR.        Vice         Since 1993  Vice President, Securities              N/A            N/A
(age 52)                    President                Operations of Hartford
500 Bielenberg Drive                                 Administrative Services Company
Woodbury, Minnesota                                  ("HASCO"), the former transfer
                                                     agent and dividend disbursing
                                                     agent for the HLS Funds.

KEVIN J. CARR               Vice         Since 2001  Assistant General Counsel since         N/A            N/A
(age 47)                    President                1999, Counsel since November
55 Farmington Avenue        and                      1996 and Associate Counsel since
Hartford, CT 06105          Assistant                November 1995, of The Hartford
                            Secretary                Financial Services Group, Inc.
                                                     Counsel and Assistant Secretary
                                                     of HL Advisors and HIFSCO and
                                                     Assistant Secretary of HIMCO.

TAMARA L. FAGELY            Vice         Since 1993  Vice President of HASCO since           N/A            N/A
(age 43)                    President                1998; prior to 1998, Second Vice
500 Bielenberg Drive        and                      President of HASCO.
Woodbury, Minnesota         Treasurer

GEORGE RICHARD JAY          Vice         Since 2001  Secretary and Director, Life and        N/A            N/A
(age 49)                    President                Equity Accounting and Financial
P.O. Box 2999               and                      Control, of Hartford Life
Hartford, CT 06104-2999     Assistant                Insurance Company since 1987.
                            Treasurer



OFFICERS AND INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                         TERM OF                                          PORTFOLIOS
    NAME, AGE AND           POSITION     OFFICE*                                           IN FUND          OTHER
       ADDRESS             HELD WITH   AND LENGTH         PRINCIPAL OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
                              THE        OF TIME            DURING PAST 5 YEARS          OVERSEEN BY       HELD BY
                            COMPANY      SERVED                                            DIRECTOR       DIRECTOR
-------------------------- ----------- ------------ ----------------------------------- ------------- ----------------
STEPHEN T. JOYCE            Vice         Since 2001  Senior Vice President and               N/A            N/A
(age 42)                    President                director of investment products
P. O. Box 2999                                       management for Hartford Life
Hartford, CT 06104-2999                              Insurance Company. Previously he
                                                     served as Vice President
                                                     (1997-1999) and Assistant Vice
                                                     President (1994-1997) of
                                                     Hartford Life Insurance Company.

DAVID N. LEVENSON           Vice         Since 2001  Senior Vice President of                N/A            N/A
(age 35)                    President                Hartford Life Insurance Company
P.O. Box 2999                                        and is responsible for the
Hartford, CT 06104-2999                              Company's mutual funds line of
                                                     business and its corporate
                                                     retirement plans line of
                                                     business. Joined The Hartford in
                                                     1995.  Senior Vice President of
                                                     HIFSCO.



OFFICERS AND INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                         TERM OF                                          PORTFOLIOS
    NAME, AGE AND           POSITION     OFFICE*                                           IN FUND          OTHER
       ADDRESS             HELD WITH   AND LENGTH         PRINCIPAL OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
                              THE        OF TIME            DURING PAST 5 YEARS          OVERSEEN BY       HELD BY
                            COMPANY      SERVED                                            DIRECTOR       DIRECTOR
-------------------------- ----------- ------------ ----------------------------------- ------------- ----------------



THOMAS MICHAEL MARRA        Vice         Since 2001  President and Chief Operating           N/A            N/A
(age 43)                    President                Officer of Hartford Life,
P.O. Box 2999                                        Inc. Member of the Board of
Hartford, CT 06104-2999                              Directors and a member of the
                                                     Office of the Chairman for
                                                     The Hartford Financial
                                                     Services Group, Inc., the
                                                     parent company of Hartford
                                                     Life. Named President of
                                                     Hartford Life in 2001 and
                                                     COO in 2000, served as
                                                     Executive Vice President
                                                     and Director of Hartford
                                                     Life's Investment Products
                                                     Division from 1998 to 2000.
                                                     Head of the company's
                                                     Individual Life and
                                                     Annuities Division from
                                                     1994 to 1998 after being
                                                     promoted to Senior Vice
                                                     President in 1994 and to
                                                     Executive Vice President in
                                                     1996. From 1990 to 1994,
                                                     Vice President and Director
                                                     of Individual Annuities.
                                                     Managing Member and
                                                     Executive Vice President of
                                                     HIFSCO and HL Advisors.

SCOTT R. PLUMMER            Vice         Since 1996  Vice President, Associate               N/A            N/A
(age 42)                    President                General Counsel and Assistant
500 Bielenberg Drive        and                      Secretary of HASCO.
Woodbury, Minnesota         Assistant
                            Secretary

JOHN C. WALTERS             Vice         Since 2001  Executive Vice President and            N/A            N/A
(age 39)                    President                Director of the Investment
P.O. Box 2999                                        Products Division of Hartford
Hartford, CT 06104-2999                              Life Insurance Company.
                                                     Previously with First Union
                                                     Securities.  Managing Member and
                                                     Executive Vice President of
                                                     HIFSCO and HL Advisors.


OFFICERS AND INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                         TERM OF                                          PORTFOLIOS
    NAME, AGE AND           POSITION     OFFICE*                                           IN FUND          OTHER
       ADDRESS             HELD WITH   AND LENGTH         PRINCIPAL OCCUPATION(S)          COMPLEX      DIRECTORSHIPS
                              THE        OF TIME            DURING PAST 5 YEARS          OVERSEEN BY       HELD BY
                            COMPANY      SERVED                                            DIRECTOR       DIRECTOR
-------------------------- ----------- ------------ ----------------------------------- ------------- ----------------

MICHAEL J. RADMER           Secretary    Since 1986  Partner, Dorsey & Whitney LLP,          N/A            N/A
(age 56)                                             the Company's General Counsel.
220 South 6th Street
Minneapolis, Minnesota


*Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person," as defined in the 1940 Act, because of the person's affiliation with, or equity ownership of HL Advisors, HIMCO or affiliated companies. Mr. Znamierowski serves as a Managing Member and Senior Vice President of HL Advisors, the investment adviser to the HLS Funds, and is a Senior Vice President, Chief Investment Officer and Director of Investment Strategy for Hartford Life, an affiliate of HL Advisors.

         All directors and officers of the Hartford HLS Series Fund II, Inc. are also officers and directors of Fortis Securities, Inc., a closed-end registered investment company, and Hartford-Fortis Series Fund, Inc., an open-end registered investment company. Mr. Znamierowski, as a director, and Messrs. Carr, Jay, Joyce, Levenson, Marra and Walters, as officers, serve in these same capacities with 13 other registered investment companies within the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serve as investment adviser.

         STANDING COMMITTEES. The board of directors of the Company has established an Executive Committee and Audit Committee which are authorized to act in the intervals between regular board meetings with full capacity and authority of the board of directors, except as limited by law. The Executive Committee currently consists of Dr. Gavin, Messrs. Freedman, Prince and Znamierowski, and Mss. King and Schenker. The Executive Committee met one time during the fiscal year ended December 31, 2001. The functions of the Executive Committee are to, when necessary, act on behalf of the full board of directors between board meetings; to review and evaluate matters relating to board governance and board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed and make a recommendation to the full board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the fund's Nomination Committee, as further described below.

         The Audit Committee currently consists of Messrs. Freedman and Peterson and Dr. Senbet. Each member of the Audit Committee has been determined by the board of directors to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met three times during the fiscal year ended December 31, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

         The non-interested directors who are members of the Executive Committee (e.g., Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) comprise the Nominating Committee of the board of directors. The Nominating Committee met one time during the fiscal year ended December 31, 2001. The function of the Nominating Committee is to screen and select candidates to the board of directors. Any recommendations for nominees should be directed to the Secretary of Hartford HLS Series Fund II, Inc., who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

         The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2001 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Company.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
           NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN       SECURITIES IN ALL REGISTERED
                                                       THE FUND                   INVESTMENT COMPANIES OVERSEEN BY
                                                                                  DIRECTOR IN FAMILY OF INVESTMENT
                                                                                              COMPANIES

Robb L. Prince                           Over $100,000--  International Stock                   Over $100,000
                                         HLS Fund

David M. Znamierowski                    None                                                   None

Allen R. Freedman                        None                                                   None

Dr. Robert M. Gavin                      None                                                   None

Jean L. King                             None                                                   None

Phillip O. Peterson                      None                                                   None

Leonard J. Santow                        None                                                   None

Noel F. Schenker                         None                                                   None

Dr. Lemma W. Senbet                      None                                                   None



         On April 2, 2001, Hartford Life acquired all of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which at that time served as investment adviser to the HLS Funds. The acquisition by Hartford Life resulted in an "assignment" (as defined in the 1940 Act, as amended) of the existing investment advisory and management agreements between the New HLS Hartford Funds and Fortis Advisers, resulting in their automatic termination. Upon the termination of the existing advisory agreement, HL Advisors became the investment manager to the HLS Funds pursuant to interim investment management agreements with the HLS Funds. At the same time, HL Advisors entered into interim sub-advisory agreements with the subadvisers for the day-to-day management of the HLS Funds. In approving the interim advisory and sub-advisory agreements, the board of directors of the Company determined that the scope and quality of services to be provided to the funds under the interim agreements would be at least equivalent to the scope and quality of services provided under the agreement with Fortis Advisers.

         In addition to their approval of the interim management and sub-advisory agreements, the board of directors approved a definitive investment management agreement between HL Advisors and the HLS Funds, and approved definitive sub-advisory agreements between HL Advisors and each of the investment subadvisers. In making its decision, the board of directors considered: (i) the performance records of HL Advisors and each subadviser; (ii) their resources; (iii) their investment philosophy; (iv) the expertise of their investment personnel; (v) the steps such firms take to retain top investment management talent; (vi) their intentions to provide appropriate support to the servicing of the funds; and their overall reputation. The directors also considered the facts:

                  - that the fees to be paid by each HLS Fund under the management agreements would be paid at the same rate as under the agreement with the previous investment adviser, and that there was no intention at that time to propose fee increases;

                  - that HL Advisors had agreed to pay the costs of Hartford Administrative Services Company ("HASCO") for its services as transfer agent, registrar, and dividend disbursing agent and that any amendment which would relieve HL Advisors of this obligation and impose such costs on any HLS Fund, thereby increasing such HLS Fund's expense ratio, would require the approval of a majority of the directors of such HLS Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the HLS Fund or HL Advisors, and that at that time there was no current intention to amend such agreement (HASCO is the former transfer and dividend disbursing agent for the HLS Funds); and

                  - that if a HLS Fund was later merged into another HLS Fund, or into a fund currently advised by an entity affiliated with Hartford Life, fund expenses borne by shareholders may change, and that such mergers will only occur following the favorable vote of fund shareholders.

         In arriving at their decision to approve each of the advisory and sub-advisory agreements, the board of directors of Hartford HLS Series Fund II, Inc. did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.


         COMPENSATION OF OFFICERS AND DIRECTORS The HLS Funds pay no salaries or compensation to any officer or director who is employed by The Hartford. The chart below sets forth the fees paid by the HLS Funds to the non-interested directors for the 2001 fiscal year and certain other information:

                                                         Pension Or                            Total Compensation
                                    Aggregate       Retirement Benefits     Estimated Annual   From the Funds And
   Name of Person, Position     Compensation From    Accrued As Part Of      Benefits Upon    Fund Complex Paid To
                                    the Funds          Fund Expenses           Retirement          Directors*
--------------------------------------------------------------------------------------------------------------------
Allen R. Freedman, Director         $11,823                 $0                   $0                 $52,853
Richard W. Cutting, Director**       $5,350                 $0                   $0                 $18,400
Dr. Robert M. Gavin, Director       $12,850                 $0                   $0                 $44,250
Jean L. King, Director              $12,700                 $0                   $0                 $42,900
Phillip O. Peterson, Director       $12,900                 $0                   $0                 $44,700
Robb L. Prince, Director            $13,000                 $0                   $0                 $45,600
Leonard J. Santow, Director         $13,025                 $0                   $0                 $45,825

Noel F. Schenker, Director          $12,425                 $0                   $0                 $40,425

Dr. Lemma W. Senbet, Director       $13,225                 $0                   $0                 $47,625

Joseph M. Wikler, Director**        $13,225                 $0                   $0                 $47,625

         *As of December 31, 2001, three registered investment companies in the Complex paid compensation to the directors.

         ** Richard W. Cutting retired from the board of directors effective June 6, 2001. Joseph M. Wikler resigned from the board of directors effective December 31, 2001.

         As of March 31, 2002, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of each HLS Fund.

         The Company's corporate documents provide that the Company to the fullest extent permitted by Maryland law and the federal securities laws shall indemnify its officers and directors. Neither the Charter nor the Bylaws authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         During the fiscal year ended December 31, 2001, each HLS Fund paid legal fees and expenses as set forth below to a law firm of which the Company's Secretary is a partner:


         Multisector Bond HLS Fund                          $  1,000
         American Leaders HLS Fund                          $    436
         Capital Opportunities HLS Fund                     $    677
         Blue Chip Stock HLS Fund                           $  8,750
         Blue Chip Stock II HLS Fund                        $    631
         International Stock HLS Fund                       $  4,250
         International Stock II HLS Fund                    $    800
         Mid Cap Stock HLS Fund                             $  1,600
         Small Cap Value HLS Fund                           $  3,000
         Global Equity HLS Fund                             $    380
         Large Cap Growth HLS Fund                          $  3,500
         Investors Growth HLS Fund                          $  1,500

                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The Company has entered into an investment management agreement with HL Investment Advisors LLC ("HL Advisors") on behalf of each HLS Fund. The investment management agreement provides that HL Advisors, subject to the supervision and approval of the Company's board of directors, is responsible for the management of each HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment management agreement does not require HL Advisors to bear the costs of the HLS Funds' transfer agent, registrar, and dividend disbursing agent. However, with respect to each of the HLS Funds, HL Advisors has entered into an agreement with Hartford Investor Services Company ("HISCO") whereby HISCO will provide these services and HL Advisors will pay the related expenses and fees of HISCO. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to the HLS Funds are covered by the management fee paid by each HLS Fund to HL Advisors under the applicable investment management agreement. Although Hartford Life has agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.

         HL Advisors has entered into sub-advisory agreements with the subadvisers of each HLS Fund. Under the sub-advisory agreements, subject to the general supervision of the board of directors and HL Advisors, the subadviser is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

         The Company has received an exemptive order from the Securities and Exchange Commission that permits HL Advisors to appoint new subadvisers, with approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable Fund. Within 90 days after hiring any new subadviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated subadviser unless contract holders approve such agreement.

         The specific conditions of the exemptive order are as follows:

1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.

2. The Company must disclose in its prospectus the existence, substance and effect of the exemptive order. In addition, the Company must hold itself out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the subadvisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new subadviser, the contract holders participating in the relevant Fund will be furnished all information about the new subadviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new subadviser. HL Advisors will meet this condition by providing contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the 1934 Act, except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated subadviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by contract holders.

5. At all times, a majority of the board of directors of the Company will be directors who are not "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a subadviser change is proposed for an HLS Fund with an affiliated subadviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the HLS Fund and the contract holders participating in that HLS Fund and does not involve a conflict of interest from which HL Advisors or the affiliated subadviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to the Company and the HLS Funds, including overall supervisory responsibility for the general management and investment of each HLS Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each HLS Fund's overall investment strategies;
         (b) evaluate, select and recommend subadvisers to manage all or a part of a HLS Fund's assets; (c) allocate and, when appropriate, reallocate a HLS Fund's assets among multiple subadvisers; (d) monitor and evaluate the investment performance of subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the relevant HLS Fund's investment objective, policies and restrictions.

8. No director or officer of the Company or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any subadviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

9. The Company will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the HLS Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the board of directors, no less than often than quarterly, with information about HL Advisors' profitability on a per-HLS Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.

12. When a subadviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.

         As provided by the investment management agreement, each HLS Fund pays a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value as follows:

MULTISECTOR BOND HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.750%
Amount over $100 million                                       0.650%

AMERICAN LEADERS HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $35,000,000                                              0.900%
Next $65,000,000                                               0.750%
Amount over $100 million                                       0.650%


CAPITAL OPPORTUNITIES HLS FUND AND INVESTORS GROWTH HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $200,000,000                                             0.900%
Next $300,000,000                                              0.850%
Amount over $500 million                                       0.800%

BLUE CHIP STOCK HLS FUND AND INTERNATIONAL STOCK II HLS FUND


NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.900%
Amount over $100 million                                       0.850%

BLUE CHIP STOCK II HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $200,000,000                                             0.950%
Amount over $200 million                                       0.900%

INTERNATIONAL STOCK HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.850%
Amount over $100 million                                       0.800%

MID CAP STOCK HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.900%
Next $150,000,000                                              0.850%
Amount over $250 million                                       0.800%

SMALL CAP VALUE HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $50,000,000                                              0.900%
Amount over $50 million                                        0.850%

GLOBAL EQUITY HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $200,000,000                                             1.000%
Next $300,000,000                                              0.950%
Amount over $500 million                                       0.900%

LARGE CAP GROWTH HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.900%
Next $100,000,000                                              0.850%
Amount over $200 million                                       0.800%


         HL Advisors, not any HLS Fund, pays the subadvisory fees to the subadvisers. HL Advisors pays HIMCO the direct and indirect costs incurred in managing the HIMCO-advised HLS Fund. The sub-advisory fee rates are as follows:

FUND                                              SUBADVISER        NET ASSET VALUE                        ANNUAL RATE
----                                              ----------        ---------------                        -----------
Multisector Bond HLS Fund                            AIM            For the first $200 million                .450%
                                                                    For assets over $200 million              .400%

FUND                                              SUBADVISER        NET ASSET VALUE                        ANNUAL RATE
----                                              ----------        ---------------                        -----------
American Leaders HLS Fund                         Federated         For the first $35 million                 .500%
                                                                    $35 million-$100 million                  .350%
                                                                    For assets over $100 million              .250%
Capital Opportunities HLS Fund                       MFS            For the first $200 million                .500%
                                                                    $200-$500 million                         .450%
                                                                    For assets over $500 million              .400%
Blue Chip Stock HLS Fund                        T. Rowe Price       For the first $50 million                 .500%
                                                                    For assets over $50 million               .400%
Blue Chip Stock II HLS Fund                          AIM            For the first $200 million                .550%
                                                                    For assets over $200 million              .500%
International Stock HLS Fund                        Lazard          For the first $100 million                .450%
                                                                    For assets over $100 million              .375%
International Stock II HLS Fund (1)          Price International    For the first $20 million                 .750%
                                                                    $20-$50 million                           .600%
                                                                    $50-$200 million                          .500%
                                                                    For assets over $200 million              .500%
Mid Cap Stock HLS Fund                             Dreyfus          For the first $100 million                .500%
                                                                    $200-$500 million                         .450%
                                                                    For assets over $500 million              .400%
Small Cap Value HLS Fund                            Berger          For the first $50 million                 .500%
                                                                    For assets over $50 million               .450%
Global Equity HLS Fund                               MFS            For the first $200 million                .600%
                                                                    $200-$500 million                         .550%
                                                                    For assets over $500 million              .500%
Large Cap Growth HLS Fund                          Alliance         For the first $100 million                .500%
                                                                    For the next $100 million                 .450%
                                                                    For assets over $200 million              .400%
Investors Growth HLS Fund                            MFS            For the first $200 million                .500%
                                                                    $200-$500 million                         .450%
                                                                    For assets over $500 million              .400%

(1) Once the Fund exceeds $200 million in average daily net assets, the entire sub-advisory fee will become an annual rate of .500% of the Fund's average daily net assets.

         For the Small Cap Value HLS Fund, Berger Financial Group LLC pays Perkins, Wolf, McDonnell & Company (the "Manager") an amount equal to .25 of 1% of the Fund's first $50 million of average daily net assets and .225 of 1% of the Fund's net assets in excess of $50 million.

         The HLS Funds paid the following advisory fees to their previous investment adviser (prior to April 2, 2001) and management fees to HL Advisors (on or after April 2, 2001) for the periods shown:

FUND NAME                                                       2001                2000                 1999
---------                                                       ----                ----                 ----
Multisector Bond HLS Fund                                      208,128              161,419             191,654
American Leaders HLS Fund                                      114,598               41,124                  --
Capital Opportunities HLS Fund                                 188,026               75,221                  --
Blue Chip Stock HLS Fund                                     2,198,208            2,588,798           2,030,551
Blue Chip Stock II HLS Fund                                    176,667               66,898                  --
International Stock HLS Fund                                 1,030,103            1,230,122             979,010
International Stock II HLS Fund                                338,679              499,422             614,231
Mid Cap Stock HLS Fund                                         367,450              311,502             162,691
Small Cap Value HLS Fund                                       733,107              401,636             248,146
Global Equity HLS Fund                                         110,194               63,112                  --

FUND NAME                                                       2001                2000                 1999
---------                                                       ----                ----                 ----
Large Cap Growth HLS Fund                                      815,547              932,247             443,837
Investors Growth HLS Fund                                      147,278               68,463                  --

         For the last three fiscal years, HL Advisors (on or after April 2, 2001) or the HLS Funds' previous investment adviser (prior to April 2, 2001) paid sub-advisory fees to their respective sub-adviser as follows:

HLS FUND NAME                                                   2001                2000                1999
-------------                                                   ----                ----                ----
Multisector Bond HLS Fund                                  $  124,878          $   91,824           $   89,438
American Leaders HLS Fund (1)                              $   56,780          $   22,847                    *
Capital Opportunities HLS Fund (1)                         $   89,323          $   41,790                    *
Blue Chip Stock HLS Fund                                   $1,060,921          $1,127,663           $1,098,527
Blue Chip Stock II HLS Fund (1)                            $  102,281          $   38,730                    *
International Stock HLS Fund                               $  534,401          $  628,181           $  510,475
International Stock II HLS Fund                            $  255,786          $  277,456           $  341,160
Mid Cap Stock HLS Fund                                     $  204,140          $  173,085           $   90,384
Small Cap Value HLS Fund                                   $  399,879          $  223,251           $  137,859
Global Equity HLS Fund (1)                                 $   66,076          $   37,867                    *
Large Cap Growth HLS Fund                                  $  453,301          $  516,783           $  246,576
Investors Growth HLS Fund (1)                              $   81,821          $   38,035                    *

*        Not in existence during this period.
(1)      Inception date: May 1, 2000.

         Pursuant to the investment management agreement and investment sub-advisory agreements, neither HL Advisors, nor the subadvisers are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadvisers in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

         HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2001, HL Advisors had over $48.6 billion in assets under management.

         The investment management agreement and investment subadvisory agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the respective HLS Fund including a majority of the directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable HLS Fund's outstanding voting securities. Each contract automatically terminates upon assignment as defined under the 1940 Act. The investment management agreement may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of the holders of a majority of the outstanding voting securities of the applicable HLS Fund. The investment subadvisory agreements may be terminated at any time without the payment of any penalty by the board of directors, by vote of a majority of the outstanding voting securities of the respective HLS Fund or by HL Advisors, upon 60 days' notice to the subadviser, and by the subadviser upon 90 days' written notice to HL Advisors (with respect to that HLS Fund only). The investment subadvisory agreement terminates automatically upon the termination of the corresponding investment management agreement.

         HL Advisors may make payments from time to time from its own resources, which may include the management fees paid by the HLS Fund to compensate broker dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

         The Company and HL Advisors has each adopted a Code of Ethics. Under each Code of Ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to a number of restrictions. Each Code of Ethics has been filed with the SEC and may be viewed by the public.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The HLS Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the board of directors, the subadvisers are primarily responsible for the investment decisions of each HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While each subadviser generally seeks reasonably competitive spreads or commissions, the HLS Funds will not necessarily pay the lowest possible spread or commission. Upon instructions from HL Advisors, the sub-advisors may direct certain brokerage transactions to broker/dealers who also sell shares of funds in the fund complex, or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares. Upon instructions from HL Advisors, the sub-advisers may also direct certain brokerage transactions to broker/dealers that pay for certain other services used by the funds.

         Although the rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to execute portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of funds in the fund complex.

         The subadvisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Broker-dealers who provide investment research to the subadvisers may receive orders for transactions from the subadvisers. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Some of these services are of value to the subadvisers, or their affiliates, in advising various of their clients (including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds. The management fee paid by an HLS Fund is not reduced because the subadvisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), a subadviser may cause an HLS Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the subadviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.

         Investment decisions for the HLS Funds are made independently from those of any other clients that are managed by the subadvisers or their affiliates. If, however, accounts managed by the subadvisers are simultaneously engaged in the purchase of the same security, then, as authorized by the Company's board of directors, available securities may be allocated to each HLS Fund or other client account and may be averaged as to price in whatever manner the subadviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Accounts managed by the subadvisers (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by the subadviser for one or more clients when one or more clients are selling the same security.

         For the last three fiscal years, each HLS Fund has paid the following brokerage commissions:

FUND                                                         2001            2000          1999
----                                                         ----            ----          ----
American Leaders HLS Fund                                 $ 17,861        $  9,063             --
Capital Opportunities HLS Fund                              57,284          24,150             --
Blue Chip Stock HLS Fund                                   229,428         230,096        161,581
Blue Chip Stock II HLS Fund                                 15,987           9,040             --
International Stock HLS Fund                               277,398         288,807        148,908
International Stock II HLS Fund                             37,980         220,186         63,766
Mid Cap Stock HLS Fund                                      71,808          65,396         32,971
Small Cap Value HLS Fund                                   148,269         195,769        113,779
Global Equity HLS Fund                                      23,593          23,598             --
Large Cap Growth HLS Fund                                  138,054         136,693         78,878
Investors Growth HLS Fund                                   78,962          28,798             --

         In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund's asset growth, cash flows and changes in portfolio turnover.

         Multisector Bond HLS Fund did not pay brokerage commissions during its last three fiscal years.

         For the fiscal year ended December 31, 2001 Small Cap Value HLS Fund paid $8,591 in brokerage commissions to firms that provided research and execution services. The total amount of the transactions on which these commissions were paid was $2,998,707.

                                HLS FUND EXPENSES

         Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses (except that HL Advisors currently pays HISCO's fees and expenses for HISCO's provision of transfer agency and dividend and distribution disbursing agency services to each of the HLS Funds); custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each HLS Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under certain HLS Fund's Rule 12b-1 distribution plan for Class IB shares, which are offered by other HLS Funds through a separate SAI, and other miscellaneous expenses related directly to the HLS Funds' operations and interest.

                            DISTRIBUTION ARRANGEMENTS

         Each HLS Fund's shares are sold by Hartford Securities Distribution Company (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates, and by entities associated with The Hartford, Fortis Benefits and First Fortis, and to certain qualified retirement plans.

         The distributor and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds' shares and/or for the servicing of those shares. These payments may be made to supplement portfolio brokerage directed in recognition of the sale of fund shares.

                        PURCHASE AND REDEMPTION OF SHARES

         For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase of Fund Shares" in the HLS Funds' Prospectus.

                            SUSPENSION OF REDEMPTIONS

         Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' Prospectus. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange. Securities held by each HLS Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         Equity securities are valued at the last sale price reported on principal securities exchanges on which it is traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Company's board of directors.

         Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument.

Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

         As of the end of the most recent fiscal period, the net asset values per shares of the HLS Funds' Class IA shares were calculated as follows:

FUND                                              NET ASSETS           SHARES OUTSTANDING            NAV
----                                              ----------           ------------------            ---
Multisector Bond HLS Fund                         $ 30,647,787               2,764,576            $   11.09
American Leaders HLS Fund                         $ 17,528,561               1,693,471            $   10.35
Capital Opportunities HLS Fund                    $ 23,514,066               3,286,677            $    7.15
Blue Chip Stock HLS Fund                          $239,596,763              14,261,241            $   16.80
Blue Chip Stock II HLS Fund                       $ 21,285,991               3,010,124            $    7.07
International Stock HLS Fund                      $105,313,141              10,101,116            $   10.43
International Stock II HLS Fund                   $ 33,520,307               3,829,443            $    8.75
Mid Cap Stock HLS Fund                            $ 46,758,285               4,746,213            $    9.85
Small Cap Value HLS Fund                          $108,672,097               7,650,308            $   14.20
Global Equity HLS Fund                            $ 12,460,629               1,448,400            $    8.60
Large Cap Growth HLS Fund                         $ 86,474,713               8,566,441            $   10.09
Investors Growth HLS Fund                         $ 18,615,363               2,646,372            $    7.03

                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

         CAPITAL STOCK The board of directors of the Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of one class of shares for each HLS Fund, designated as Class IA shares, and have authorized the issuance of another class of shares for certain other HLS Funds (U.S. Government Securities HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund), designated as Class IB shares, that are offered through a separate SAI. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

         Fortis Benefits (or its affiliates), as of March 31, 2002, was the sole shareholder of record of each HLS Fund (such shares are held for the benefit of contractholders and policy owners).


         VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

         Matters in which the interests of all the HLS Funds are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

         OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.


                             INVESTMENT PERFORMANCE

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for the HLS Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1+T)n = ERV
Where:
P        =    a hypothetical initial payment of               n        =    number of years
              $1,000, less the maximum sales load
              applicable to a Fund                            ERV      =    ending redeemable value of the
                                                                            hypothetical $1,000 initial payment
T        =    average annual total return                                   made at the beginning of the
                                                                            designated period (or fractional
                                                                            portion thereof)

         The computation above assumes that all dividends and distributions made by an HLS Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of an HLS Fund, or of a hypothetical investment in a class of an HLS Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the HLS Fund.

         Each HLS Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

         NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent an HLS Fund's performance or more accurately compare such performance to other measures of investment return, an HLS Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Returns"). Non-Standardized Returns may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         The chart below sets forth certain standardized and non-standardized performance information as of December 31, 2001 for the Class IA shares of each HLS Fund. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below.

         The manner in which total return and yield are calculated is described above. The following table sets forth the average annual total return and, where applicable, the yield for each HLS Fund shown for periods ending December 31, 2001.

                                                          TOTAL RETURN                                  YIELD
                                          -----------------------------------------------------      -----------

                                                SINCE                        5          10              30-DAY
HLS FUND                                        -----                        -          --              ------
(INCEPTION DATE)                             INCEPTION         1 YEAR     YEARS       YEARS             YIELD
                                          ---------------      -------   -------     --------        -----------
Multisector Bond HLS Fund
   Class IA (January 3, 1995)                     5.19%           5.58%    2.96%         --           5.96%
American Leaders HLS Fund
   Class IA (May 1, 2000)                         0.72%         (3.48%)      --          --             --
Capital Opportunities HLS Fund
   Class IA (May 1, 2000)                      (21.04%)        (23.63%)      --          --             --
Blue Chip Stock HLS Fund
   Class IA (May 1, 1996)                        11.91%        (14.41%)    10.23%        --             --
Blue Chip Stock II HLS Fund
   Class IA (May 1, 2000)                      (20.48%)        (22.49%)      --          --             --
International Stock HLS Fund
   Class IA (January 3, 1995)                     5.38%        (24.17%)    2.04%         --             --
International Stock II HLS Fund
   Class IA (January 3, 1995)                     3.19%        (21.47%)   (1.21%)        --             --
Mid Cap Stock HLS Fund
   Class IA (May 1, 1998)                         3.20%         (4.17%)      --          --             --
Small Cap Value HLS Fund
   Class IA (May 1, 1998)                        15.10%          21.01%      --          --             --
Global Equity HLS Fund
   Class IA (May 1, 2000)                       (9.62%)         (9.60%)      --          --             --
Large Cap Growth HLS Fund
   Class IA (May 1, 1998)                         1.44%        (14.89%)      --          --             --
Investors Growth HLS Fund
   Class IA (May 1, 2000)                      (20.95%)        (24.78%)      --          --             --


         Each HLS Fund may also publish its distribution rate and/or its effective distribution rate. An HLS Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. An HLS Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. An HLS Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the HLS Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on an HLS Fund's last monthly distribution. An HLS Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the HLS Fund during the month (see "Dividends, Capital Gains and Taxes" in the HLS Funds' Prospectuses).

         Other data that may be advertised or published about each HLS Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                                      2[( a-b + 1)(6) - 1]
                                                          ---
                                                          cd
Where:
a        =    net investment income earned during               c          =   the average daily number of shares of
              the period attributable to the subject                           the subject class outstanding during
              class                                                            the period that were entitled to
b        =    net expenses accrued for the period                              receive dividends
              attributable to the subject class                 d         =    the maximum offering price per share
                                                                               of the subject class on the last day
                                                                               of the period

         Net investment income will be determined in accordance with rules established by the SEC.

         GENERAL INFORMATION From time to time, the HLS Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

         The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market cap. REITs are not eligible for inclusion.

         The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 companies representing the U.S. stock market.

         The Standard and Poor's Small Cap 600 Index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

         The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Bond Index.

         The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman

Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

         The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

         The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

         The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

         The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

         The Morgan Stanley Capital International Europe, Australia, Far East GDP Index (the "EAFE Index") is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

         The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australian, New Zealand and the Far East.

         The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         The Lehman Mortgage-Backed Securities Index includes the mortgage-backed pass-through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Index groups a wide range of pools of fixed rate mortgage-backed securities of those issuers and defines them generally according to agency, program, pass-through coupon and origination year. Those securities which meet the maturity and liquidity criteria are then used to determine the Index.

         The Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark,

Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The ex-U.S. Index excludes the United States.

         The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures performance of both developed and emerging stock markets, excluding the US. The index is calculated to exclude companies and shares classes which cannot be freely purchased by foreigners.

         The MSCI AC (All Country) World Index Free-Telecommunication Services Index is a free float-adjusted marked capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

         The MSCI Finance ex Real Estate Index is comprised of companies in three industries: banks, diversified financials and insurance. As a general rule, a company is classified in the industry where it earns the majority of its revenue.

         In addition, from time to time in reports and promotions: (1) an HLS Fund's performance may be compared to other groups of mutual funds tracked by:
(a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets;
(b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (a measure of inflation) may be used to assess the real rate of return from an investment in the HLS Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of the HLS Fund or the general economic, business, investment, or financial environment in which the HLS Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the HLS Fund's performance; (5) the effect of tax-deferred compounding on the HLS Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the HLS Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the HLS Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the HLS Fund's historical performance or current or potential value with respect to the particular industry or sector.

         From time to time, in reports or promotional literature, the HLS Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the HLS Funds; the HLS Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The HLS Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

         From time to time, the HLS Funds and HL Advisors also may refer to the following information:

         - The geographic and industry distribution of the HLS Funds' portfolios and the HLS Funds' top ten holdings;
         - To assist investors in understanding the different returns and risk characteristics of various investments, historical returns of various investments and published indices;
         - Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services;
         - Allegorical stories illustrating the importance of persistent long-term investing;
         - An HLS Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.;
         - Historical information regarding HL Advisors, the subadvisers and their affiliates; and
         - Historical information regarding the asset size of one or more HLS Funds.


         Each HLS Fund's investment performance may be advertised in various financial publications, newspapers and magazines.

         From time to time the HLS Funds may publish the sales of shares of one or more of the HLS Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

         The HLS Funds are offered exclusively through Variable Contracts and to certain qualified retirement plans. Performance information presented for the HLS Funds should not be compared directly with performance information of other Variable Contracts without taking into account insurance-related charges and expenses payable with respect to the Variable Contracts. Insurance related charges and expenses are not reflected in the HLS Funds' performance information and reduces an investor's return under the Contract. The HLS Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the HLS Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

         Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. Each HLS Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If an HLS Fund: (1) continues to qualify as a regulated investment company, and
(2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which each HLS Fund intends to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

         An HLS Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the HLS Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the HLS Fund's taxable year, (a) at least 50% of the value of the HLS Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

         The HLS Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts.

         Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.

         The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

         - no more than 55% of a Fund's total assets may be represented by any one investment
         -        no more than 70% by any two investments
         -        no more than 80% by any three investments
         -        no more than 90% by any four investments

         Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

         Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds' assets to be invested within various countries is not now known. The HLS Funds each seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

         An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each HLS Fund seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

         If for any taxable year an HLS Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds' investment advisers and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund's investment subadviser might otherwise select.

         As of December 31, 2001, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.

                                                                   EXPIRATION DATES:
       HLS FUND NAME                                    AMOUNT        DECEMBER 31,
Multisector Bond HLS Fund                            $ 1,381,320       2002-2010
American Leaders HLS Fund                            $   773,910       2002-2010
Capital Opportunities HLS Fund                       $ 5,983,386       2002-2010
Blue Chip Stock HLS Fund                             $11,958,201       2002-2010
Blue Chip Stock II HLS Fund                          $ 3,152,847       2002-2010
International Stock HLS Fund                         $19,255,838       2002-2010
International Stock II HLS Fund                      $ 4,932,793       2002-2010
Mid Cap Stock HLS Fund                               $ 3,485,414       2002-2010
Global Equity HLS Fund                               $ 1,153,952       2002-2010
Large Cap Growth HLS Fund                            $23,009,980       2002-2010
Investors Growth HLS Fund                            $ 5,800,297       2002-2010


         If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that HLS Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

         Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the HLS Fund must derive at least 90% of its annual gross income.

         Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

         The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

         Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

                                    CUSTODIAN

         Portfolio securities of each HLS Fund are held pursuant to a Custodian Agreement between each HLS Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

         Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds.

                                   DISTRIBUTOR

         Hartford Securities Distribution Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the HLS Fund's distributor.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The audited financial statements and financial highlights have been audited by KPMG LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, Minnesota 55402.

                                OTHER INFORMATION

         The HLS Funds have filed with the Securities and Exchange Commission, Washington, DC 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street NW, Washington, DC, and copies thereof may be obtained from the Commission at prescribed rates.

                              FINANCIAL STATEMENTS

         Each HLS Fund's audited financial statements as of and for the year ended December 31, 2001, together with the notes thereto and reports of KPMG LLP for the HLS Funds, contained in the HLS Funds' annual report as filed with the SEC are incorporated by reference into this SAI.

                                   APPENDIX A

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

         STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

         AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

         MOODY'S

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         STANDARD & POOR'S

         The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.


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         -        Liquidity ratios are adequate to meet cash requirements.

         - Liquidity ratios are basically as follows, broken down by the type of issuer:

                  Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

                  Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

                  Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

         - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

         - The issuer has access to at least two additional channels of borrowing.

         - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

         - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

         -        The reliability and quality of management are unquestioned.



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